Waddell & Reed Advisors Funds

Supplement dated June 9, 2011 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 29, 2010

and supplemented November 22, 2010

The following is added to “The Management of the Funds — Management Fee” section for Waddell & Reed Advisors Continental Income Fund on page 67 of the Waddell & Reed Advisors Equity Funds prospectus:

Effective June 29, 2009 through September 30, 2016, the management fee is payable at the following annual rates for:

Waddell & Reed Advisors Continental Income Fund: 0.68% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The following replaces the first paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Asset Strategy Fund on page 68 of the Waddell & Reed Advisors Equity Funds prospectus:

Waddell & Reed Advisors Asset Strategy Fund: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of Waddell & Reed Advisors Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. He is Executive Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR) since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from the Saint Louis University.

The following replaces the second paragraph of the “The Management of the Funds — Portfolio Management” section for Waddell & Reed Advisors Vanguard Fund on page 70 of the Waddell & Reed Advisors Equity Funds prospectus:

Mr. Sanders has held his Fund responsibilities for Waddell & Reed Advisors Vanguard Fund since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Effective August 2010, Mr. Sanders was appointed CIO of WRIMCO and IICO and effective February 2011, he was appointed CIO of WDR. He joined WRIMCO in August 1998, and has served as a portfolio manager for funds managed by WRIMCO since that time. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Supplement	Prospectus	1